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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2000
                                                        ------------------

                        Philadelphia Suburban Corporation
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                 (Exact name of registrant specified in Charter)


     Pennsylvania                   001-06659                23-1702594
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    (State or other                (Commission             (I.R.S. Employer
    jurisdiction of                File Number)           Identification No.)
    incorporation)



      762 W. Lancaster Avenue, Bryn Mawr, Pennsylvania            19010
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          (Address of principal executive offices)               Zip Code


           Registrant's telephone, including area code: (610) 527-8000
                                                        --------------

                                 Not Applicable
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         (Former name and former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

             Underwriting Agreement dated September 11, 2000 by and between the Registrant and A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Janney Montgomery Scott LLC.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHILADELPHIA SUBURBAN CORPORATION


Dated:  September 18, 2000          By: /s/ Roy H. Stahl
                                        ----------------------------------------
                                        Name:  Roy H. Stahl
                                        Title: Executive Vice President and
                                        General Counsel






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                                  EXHIBIT INDEX

Exhibit No.                     Exhibit                                    Page
-----------                     -------                                    ----

99.1            Underwriting Agreement dated September 11, 2000              5
                by and between the Registrant and
                A.G. Edwards & Sons, Inc., PaineWebber Incorporated and Janney Montgomery Scott LLC.











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